Exhibit 99.5

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  April 16, 2009




                              THIRD POINT LLC

                              By:   Daniel S. Loeb, Chief Executive Officer


                              By: /s/ William Song
                                 -----------------------------------------------
                                 Name:   William Song
                                 Title:  Attorney-in-Fact



                              DANIEL S. LOEB


                              By: /s/ William Song
                                 -----------------------------------------------
                                 Name:   William Song
                                 Title:  Attorney-in-Fact



                              THIRD POINT OFFSHORE MASTER FUND, L.P.

                              By:  Third Point Advisors II L.L.C.,
                                   its general partner
                              By:  Daniel S. Loeb, Managing Director


                              By: /s/ William Song
                                 -----------------------------------------------
                                 Name:   William Song
                                 Title:  Attorney-in-Fact

                              THIRD POINT ADVISORS II L.L.C.

                              By:  Daniel S. Loeb, Managing Director


                              By: /s/ William Song
                                 -----------------------------------------------
                                 Name:   William Song
                                 Title:  Attorney-in-Fact